UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) March 15, 2016 (March 14, 2016)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

________________________________________________________________________

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers

On March 14, 2016,  Panhandle Oil and Gas Inc. announced its president and CEO, Michael C. Coffman (63), will retire effective December 31, 2016. Mr. Coffman joined Panhandle in 1990 and has served as treasurer, vice-president and CFO, co-president and president and CEO since 2007.

Panhandle’s board of directors intends to follow its succession plan and name Paul F. Blanchard (55), currently Panhandle’s Sr. vice-president and chief operating officer, to succeed Mr. Coffman as president and CEO upon Mr. Coffman’s retirement. Mr. Blanchard joined Panhandle in 2009 as vice-president and COO and was named senior vice-president and COO in 2010. Mr. Blanchard holds a bachelor’s of science degree in petroleum engineering from the University Of Oklahoma and has 34 years’ experience in the industry. Prior to joining Panhandle from 2007 to 2008 he was the sole proprietor of a consulting petroleum engineering firm and from 1997 to 2007 served as the VP, Mid-Continent Business Unit of Range Resources Corporation.

ITEM 7.01    Regulation FD Disclosures

On March 14, 2016 the Company issued a press release announcing the Changes in Management.  The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Number  Description

99.1Press Release issued by Panhandle Oil and Gas Inc., dated March 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

By:  /s/ Michael C. Coffman

      Michael C. Coffman,

      President and CEO

DATE:    March 15, 2015

EXHIBIT INDEX

Exhibit

Number  Description

99.1Press Release issued by Panhandle Oil and Gas Inc., dated March 14, 2016

3

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Michael C. Coffman

405.948.1560

PANHANDLE OIL AND GAS INC. ANNOUNCES

President Announces Retirement

OKLAHOMA CITY –  Mar. 14, 2016 – PR Newswire - PANHANDLE OIL AND GAS INC. (NYSE: PHX) announced today Michael C. Coffman (63) president and CEO of Panhandle Oil And Gas Inc. has announced his retirement effective December 31, 2016. Panhandle’s board of directors intends to follow its succession plan and name Paul F. Blanchard (55), currently Panhandle’s Sr. vice-president and chief operating officer, to succeed Coffman as president and CEO upon Coffman’s retirement.

Coffman joined Panhandle in 1990 and has served as treasurer, vice-president and CFO, co-president and president and CEO since 2007. Blanchard joined Panhandle in 2009 as vice-president and COO and was named senior vice-president and COO in 2010.

Coffman stated “Paul has an extensive background in the energy industry and has gained a complete understanding of Panhandle’s unique asset base and business strategies over the last seven years. In addition he has continually demonstrated his leadership abilities and integrity so valued by our shareholders, employees and directors.”

Robert O. Lorenz, the Company’s lead independent director, stated “Paul has proven in his seven years at Panhandle to be the type of leader that will continue to adhere to our proven long-term oriented strategies and the rate-of-return investment philosophy that will best position the Company to be successful for many years to come.”

Blanchard holds a bachelor’s of science degree in petroleum engineering from the University Of Oklahoma and has 34 years’ experience in the industry. Prior to joining Panhandle from 2007 to 2008 he was the sole proprietor of a consulting petroleum engineering firm and from 1997 to 2007 served as the VP, Mid-Continent Business Unit of Range Resources Corporation.

Panhandle Oil and Gas Inc. (NYSE-PHX) is engaged in the exploration for and production of natural gas and oil.  Additional information on the Company can be found on the Internet at www.panhandleoilandgas.com.

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